TEXAS CAPITAL VALUE FUNDS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Texas Capital Value
Funds (the "Fund") hereby constitutes and appoints
Brian T. Bares, proxy and attorney of the undersigned,
with full power of substitution to each, for and in the
name of the undersigned to vote and act upon all
matters (unless and except as expressly limited by
below) at the Special Meeting of Shareholders of the
Fund to be held on November 18, 1997 at the office of
the Fund, 1600 West 38th St. Ste 412, Austin, TX  78731
at 7 a.m. (CST) and at any and all adjournments thereof, in respect to all shares of Common Stock of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect to this meeting are hereby revoked.
	Specify desired action by check marks in the appropriate spaces. This Proxy will be voted and voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY
WILL BE VOTED IN FAVOR OF ITEMS 1,2, AND 3. The person named proxy has discretionary authority, which he intends to exercise in favor of the proposals referred to and according to his best judgment as to the other matters which properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE
"FOR" EACH PROPOSAL

							  FOR	   AGAINST
ABSTAIN
ITEM 1. 	To approve a New Investment	  [  ]     [  ]
[  ]
		Advisory Contract

ITEM 2.	To approve a revision in the    [  ]     [  ]
[  ]
		Funds Investment Policy

ITEM 3.	To approve a new 12b-1 Plan     [  ]     [  ]
[  ]
		for the Fund

The signature(s) on this proxy should correspond exactly to the shareholder(s) name hereon. In case of joint tenacies, co-executors, or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.




_____________________________________
	Dated:________________

Please sign, date, and return the proxy card promptly using the enclosed envelope. Please mark boxes in blue or black ink.

TEXAS CAPITAL VALUE FUNDS
1600 W. 38TH STREET, STE. 412
AUSTIN, TX  78731

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF TEXAS
CAPITAL VALUE FUNDS

NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of Texas Capital Value Funds (the "Fund") will be held via proxy on November 18th, 1997 for the following purposes:


1.	To approve or disapprove a new Investment Advisory
Contract with the Funds Investment Advisor, First
Austin Capital Management, Inc. with terms exactly the same as the current Contract and which is to take effect upon the sale of Guy Coffelts stock in the Advisor to his son, Mark Coffelt, the President of the Fund; and

2.	To approve or disapprove changing a fundamental
investment restriction of the Fund to permit it to increase borrowing from 5% to 33 1/3% of net asset value; and

3.	To approve or disapprove a 12b-1 Plan entitled
Distribution Assistance, Promotion, and Administrative
Service Plan to replace the present 12b-1 Plan, and with terms substantially similar to the present 12b-1
Plan


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
APPROVE ALL OF THE ABOVE PROPOSALS


By order of the Board of Directors,




Eric Barden, Secretary
September 19, 1997


YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO
ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING
INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN
IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID
ENVELOPE.  IF YOU SIGN, DATE, AND RETURN THE PROXY CARD
BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE
VOTED IN FAVOR OF THE PROPOSALS ABOVE.  BY PROMPTLY
MARKING, SIGNING, AND RETURNING THE PROXY, YOU WILL
SAVE THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Texas Capital Value FundsTM

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 18th, 1997


The enclosed proxy is solicited by the Board of Directors of the Fund in connection with a Special
Meeting of Shareholders (hereinafter "Meeting") of the
Fund or any adjournment thereof. Proxies will be voted in accordance with the instructions contained therein, and as to proposals for which no instructions are given, a proxy will be voted in favor of the particular proposal. If a shareholder or his nominee does not send in a proxy card, the shares will not be voted.
Proxies marked "abstain" will be counted for purposes of determining a quorum, but not for purposes of approving or disapproving that proposal. The proxy confers discretionary authority on the person designated therein to vote on other business not currently contemplated, which may properly come before the Meeting. A shareholder may revoke his proxy at any time prior to use by written notice to the Fund, by executing and filing a subsequently dated proxy. This proxy statement and the accompanying form of proxy are being sent to shareholders on approximately October 5, 1997.

At the close of business on September 18, 1997, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the Meeting, 1,380,837.025 shares of the capital stock of the Fund were outstanding. Each share is entitled to one vote with respect to each of the matters presented for action at the Meeting. Directors and officers of the Fund, as a group, held beneficially
29383.884 shares, or 2.12% of the such outstanding shares on September 18, 1997. First Austin Capital
Management, Inc., the Funds Investment Advisor
(hereinafter "FACM" or the "Advisor") does not own any shares of the Fund. See "Principal Shareholders" for details of other large shareholder holdings.

The affirmative vote of a majority of shares cast at the Meeting is required to approve proposals regarding the new Investment Advisor Contract, the change in the borrowing restriction, the new 12b-1 Plan, and any other business that may come before the Meeting.
"Majority" for this purpose under the Investment
Company Act of 1940 (hereinafter the "40 Act") means the lesser of (a) 67% or more of the Funds voting securities are present or represented by proxy or (b) more than 50% of such outstanding shares.

The cost of solicitation, including the printing and mailing of proxies, will be born by FACM. FACM may, if necessary to obtain the requisite representation of shareholders, solicit proxies personally by its employees. It is not anticipated that any additional employees will be specially engaged for such purpose.
The cost of this solicitation, including any additional solicitation, will be borne by FACM.

The Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward the proxy materials to the beneficial owners of record of the Fund. FACM has agreed to reimburse such entities for their reasonable expenses incurred with such proxy solicitation. In addition to the solicitation of proxies by mail, officers of the Fund may solicit proxies in person or by telephone.

Copies of the Funds most recent annual report and/or quarterly report may be obtained from the Fund at no charge by writing or telephoning the Fund at its principal executive offices at 1600 W. 38th Street, Suite 412, Austin, TX 78731. Telephone (800) 880-0324.

PROPOSAL 1. 	APPROVAL OR DISAPPROVAL OF A NEW
INVESTMENT ADVISORY CONTRACT WITH THE FUNDS ADVISOR,
FIRST AUSTIN CAPITAL MANAGEMENT, INC.

When the Advisor was organized, 50% of its capital stock was purchased by Mark Coffelt and 50% was purchased by his father, Guy Coffelt. Now that Guy
Coffelt has reached retirement age, it is his desire to sell his 50% interest in FACM to Mark (hereinafter the "Proposed Sale") so that Mark will own 100% of the stock. The Proposed Sale will result in the sale of a controlling block of stock in the Adviser and according to the 40 Act, any such sale would constitute an assignment of the Advisory Contract and result in its automatic termination. Consequently, for FACM to continue to act as the adviser, it is necessary for shareholders to approve a new Investment Advisory
Contract between FACM and the Fund, to take effect upon consumation of the Proposed Sale. Except for the starting date, the terms of the new contract are exactly the same as the terms of the current one.

FACM currently serves as Investment Advisor for the Fund under an Investment Advisory and Administrative
Contract (the "Existing Advisory Contract") dated
August 15, 1995 and which was amended on October 9, 1995 and March 20, 1996. The Board of Directors of the
Fund, including a majority of the "non-interested" directors, recently approved the continuation of the Existing Advisory Contract in the form of the new contract to take effect upon shareholder approval and the Proposed Sale. Under both the Existing Advisory
Contract, and the proposed contract, FACM is entitled to receive from the Fund fees as follows:

(i) for Advisory Services a flat fee of one percent
(1%) of the net assets of the Fund; plus additional amounts as follows:

(ii)for Administrative Services a fee equal to the sum of (i) seven-tenths percent (0.70%) of the amount of assets in the Fund between one dollar ($1.00) and five million dollars ($5,000,000), inclusive, plus (ii) five-tenths percent (0.50%) of the amount of assets in the Fund between five million and one dollars
($5,000,001) and thirty million dollars ($30,000,000),
inclusive, plus (c) twenty-eight hundredths percent
(0.28%) of the amount of assets in the Fund between thirty million and one dollars ($30,000,001) and one hundred million dollars ($100,000,000), inclusive, plus
(d) twenty-five hundredths percent (0.25%) of the amount of assets in the Fund between one hundred million and one dollars ($100,000,001) and two hundred million dollars ($200,000,000), inclusive, plus (e) twenty hundredths percent (0.20%) of the amount of assets in the Fund in excess of two hundred and one million dollars ($200,000,001), inclusive (all assets in the Fund for the purposes of this Paragraph to be rounded to the nearest dollar prior to the computation of any fee owed).

Such fees shall be accrued daily and be payable monthly in arrears on the first day of each calendar month.


New Advisory and Administrative Contract.

    Except for different effective and termination dates, the terms of the New Advisory and Administrative
Contract (the "New Advisory Contract") are identical in all aspects to the terms of the Existing Advisory
Contract. A form of the New Advisory Contract is attached to this Proxy Statement, as Exhibit A, and the description set forth in this Proxy Statement of the New Advisory Contract is qualified in its entirety by reference to Exhibit A.

    Under the New Advisory Contract, the Adviser will provide certain investment advisory services to the Fund, including deciding which securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of 40
Act and any rules thereunder, the governing documents of the Fund, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Board of Directors of the Fund.

    As compensation for its services to the Fund under the New Advisory Contract, the Adviser will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Existing Advisory
Contract described above. The New Advisory Contract will continue in effect for one year from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a vote of the holders of a majority of the outstanding voting securities (as defined in the 40 Act and the rules thereunder) of the Fund, or (2) a majority of the Directors who are not parties to the New Advisory
Contract or interested persons of the Fund or any such party. The New Advisory Contract provides that it may be terminated at any time, without penalty, by either party upon 60 days written notice, provided that such termination by the Fund shall be directed or approved by a majority vote of the Board of Directors of the Fund or by a vote of holders of a majority of the shares of the Fund.

    The Adviser will provide, at its expense, personnel to serve as officers of the Fund who are affiliated persons of the Adviser, and office space, facilities and equipment for carrying out its duties under the New

Advisory Contract. The Adviser will continue to be responsible for the following expenses incurred by the
Fund: (i) the compensation of any of the Fund's directors, officers and employees who are interested persons of the Investment Adviser or its affiliates
(other than by reason of being directors, officers or employees of the Fund), and (ii) expenses of printing and distributing the Fund's Prospectus, Statement of Additional Information and periodic financial reports to persons other than current shareholders of the Fund, and sales and advertising materials, (iii) compensation of any of the Fund's directors, officers or employees who are not interested persons of the Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (iv) charges and expenses of the Fund's custodian, transfer agent and registrar, except custodial transaction fees, (v) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (vi) legal and auditing expenses, (vii) insurance premiums on the Fund's property and personnel, including the fidelity bond and liability insurance for officers and directors, (viii) printing and mailing of all reports, including semi-annual and annual reports, prospectuses and statements of additional information to existing shareholders, (ix) fees and expenses of registering the Fund's shares under the Federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon renewing and increasing such registrations and qualifications, (x) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records as required by the 40 Act, and (xi) organizational expenses.

The Fund is responsible for payment of all of its other expenses including (i) brokerage and commission expenses, (ii) Federal, state or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (iii) custodian transaction charges (iv) payment of all investment advisory fees (including the fee payable to the Adviser under this Contract), and (v) any extraordinary and non-recurring expenses, except as otherwise prescribed herein including interest charges on borrowing.



Acquisition of Shares.

Mark A Coffelt has entered into an acquisition agreement which contemplates that he will purchase all of the shares of FACM stock owned by Guy D. Coffelt, including all voting rights and privileges associated with such shares. The acquisition agreement is subject to certain pre-closing adjustments and conditions.

    Section 15(f) of the 40 Act provides that when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith provided two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 40 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Proposed
Transaction. In the Acquisition Agreement, Mark A.
Coffelt has agreed to use his best efforts to ensure that the Proposed Transaction will not cause the imposition of an unfair burden on the Fund. The second condition is that, during the three year period immediately following the consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 40 Act. Currently, the Board of Directors meets this second requirement.
In the Acquisition Agreement, Mark A. Coffelt has agreed to use his best efforts to ensure that the second condition is met.

    There are a number of conditions precedent to the closing of the Proposed Transaction. Such conditions include, among other things, that all regulatory filings, applications and notifications and all third-party consents will have been duly and properly made or obtained, and that consents will have been obtained from a specified percentage of FACM's current clients, including the Fund among others, as required by applicable law. If the conditions for the Proposed
Transaction are not met and the acquisition is not completed, the Existing Advisory Contract will remain in effect. In the event the acquisition is completed but the New Advisory Contract is not approved by the Fund's Shareholders, the Directors will promptly seek to enter into a New Advisory Contract for the Fund, subject to approval by the Fund's shareholders.

    During the fiscal year ended September 30, 1996, the Fund paid FACM $7588 in Advisory fees and $6606 in Administration Fees under the Existing Advisory
Contract.

Additional Information.

    FACM, a Delaware corporation, whose principal executive offices are at 1600 West 38th Street, Suite
412, Austin, TX 78731 is registered as an investment adviser with the Securities and Exchange Commission, under the Investment Advisers Act of 1940 (the
"Advisers Act"). After the acquisition, FACM will be registered as an investment adviser under the Adviser's
Act, have the same address as and employ the same the same key personnel as it did previously.

FACM's principal executive officers and directors are shown below. The address of each, as it relates to their duties at FACM, is the same as that of FACM.

Name and Position with FACM        Principal Occupation
- ----------------------------     --------------------
--
Mark A. Coffelt 	     		     Chairman,
President, and CIO

Guy D. Coffelt                     Director

Brian T Bares			     Compliance Officer

Directors' Consideration.

    The Board of Directors of the Fund believes that the terms of the New Advisory Contract are fair to, and in the best interest of, the Fund and its shareholders.
The Board of Directors, including all of the non-interested Directors, recommend approval by the shareholders of the New Advisory Contract between FACM, Inc. and the Fund. In making this recommendation, the Directors carefully have evaluated the experience of the Advisers key personnel in institutional investing, the quality of services the Adviser is expected to provide to the Fund, and the compensation proposed to be paid to the Adviser, and have given careful consideration to all factors deemed to be relevant to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Fund since commencement of operations; (3) the nature and quality of the services expected to rendered to the Fund by the Adviser; (4) the distinct investment objective and policies of the Fund; (5) that the proposed New Advisory Contract will be at the same rate as the compensation now payable by such Fund to FACM under the Existing Advisory Contract;
(6) that the terms of the Existing Advisory Contract will be unchanged under the New Advisory Contract except for different effective and termination dates;
(7) the history, reputation, qualification and background of the Adviser and FACM, as the qualifications of their personnel and their respective financial conditions; (8) the commitment of the parties to the Acquisition Agreement to pay or reimburse the Fund for expenses it incurred in connection with the Proposed Transaction; (9) FACMs investment performance record; and (10) other factors deemed relevant.

The following is a list of the names of the Officers and Directors of the Fund and their compensations.
Only disinterested Directors are compensated by the Fund, the officers and interested Directors are not compensated by the Fund. The address of each of the following is the same as the Funds.

	Directors			Position		Annual
Compensation*
	--------------------------------------------------
-------------

	Mark A. Coffelt		Chairman and President
	None

	John Henry McDonald	Independent Director
	$3000

	Edward Clark		Independent Director
	$3000

	Janis Claflin		Independent Director
	$3000

	Eric Barden			Secretary
	None

	* the Directors receive no pension or retirement benefits

    The Adviser has advised the Board of Directors that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the Proposed Transaction.
Accordingly, the Board of Directors believe the services under the New Advisory Contract will be equal or superior to those it currently receives under the Existing Advisory Contract, at the same fee levels.

Additional Information on the Fund and FACM, Inc.

    Mark A. Coffelt is the President and Chairman of the Fund, and is the President and Chief Investment
Officer of FACM. Mr. Coffelt will hold the same positions with the Adviser after the acquisition.

PRINCIPAL SHAREHOLDERS

The following is information known to the Fund regarding shareholders who own beneficially five percent or more of the outstanding shares of capital stock of the Fund as of September 18, 1997:

                                          Number of
                                        Shares Owned
Percent
     Name and Address                     of Record
of Class
     ----------------                  --------------
------------
     Charles Schwab & Co. Inc. 	      686,019.083
49.328%
     Attention: Mutual Fund Dept.
     101 Montgomery Street
     San Francisco, CA 94104-4122

A shareholder list is available for inspection by other shareholders at the offices of the Fund or the Funds transfer agent, Fund Services Inc., at 1500 Forest Ave.
Ste 111, Richmond, VA  23229.


THE BOARD OF DIRECTORS OF THE FUND RECOMMEND THAT
SHAREHOLDERS OF THE FUND APPROVE THE NEW ADVISORY
CONTRACT AND THAT FACM, INC. BE NAMED AS ADVISER.


-----------------
Proposal 2.        APPROVAL OR DISAPPROVAL OF CHANGE TO
FUNDAMENTAL INVESTMENT POLICIES


General.

The Meeting has also been called for the purpose of considering a change to the Funds Fundamental
Investment Policies, i.e. changing borrowing restrictions. This requires a shareholder approval.
Subject to approval by a majority of the Funds shareholders, the proposed change would increase the amount of money that the Fund could borrow to an amount up to 33 1/3% of its net assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time of such borrowing, provided that collateral arrangements with respect to permitted instruments shall not be deemed to entail the issuance of senior securities if appropriately covered. The
Fund will not make any investments while outstanding borrowings exceed 5% of the value of its total assets.

Existing Investment Restrictions.

	The Existing Investment Restrictions (the
"Existing Restrictions") pursuant to item (b) and (e) under Investment Restrictions relating to borrowings and issuance of senior securities dictates that the Fund may not issue senior securities or borrow money except in amounts up to 5% of its net assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time of such borrowing, provided that collateral arrangements with respect to permitted instruments shall not be deemed to entail the issuance of senior securities if appropriately covered.

New Investment Restrictions.

	The Proposed Investment Restrictions (the "New
Restrictions") incorporates the changes subject to approval of a majority of the Funds shareholders. The changes are exclusively related to item (b) and (e) under Investment Restrictions describing the issuance of senior securities and borrowings of the Fund. The
New Restrictions will raise the allowable borrowing limit to 33 1/3%. A comparison of the Existing and New
Investment Restrictions appear as exhibit B to this proxy. The description set forth in this Proxy
Statement of the New Restrictions is qualified in its entirety by reference to Exhibit B.

Background and Discussion of Proposal 2.

	Under the New Restrictions, the Fund may make borrowings of up to 33 1/3% of its net assets
(including the amount borrowed) less liabilities (not including the amount borrowed) at the time of such borrowing. The Fund anticipates the need for short term borrowings to cover redemptions that settle "next-day". The Fund makes Portfolio sales to cover redemptions in the course of normal operations.
Portfolio sales are settled regular-way and the money generated from such sales is not available for cash needed to settle fund share redemptions. Increasing borrowing allowances to 33 1/3% will give the Fund the ability to settle next-day redemptions until portfolio sales settle. Charles Schwab & Co., as described in proposal 1 of this proxy under "principal shareholders" holds a disproportionately large amount of the Funds outstanding stock for Investment Advisors wishing to hold shares in the Fund. Charles Schwab & Co.s operations demand that the Funds redemptions be settled next day. Normally, mutual funds with borrowing limits above 10% use strategies that incorporate hedging and shorting. The Fund does not utilize hedging or shorting techniques and the purpose for increasing the borrowing limit is to enhance its ability to cover redemptions only.

THE BOARD OF DIRECTORS OF THE FUND RECOMMEND THAT
SHAREHOLDERS OF THE FUND APPROVE THE CHANGES TO THE
FUNDAMENTAL INVESTMENT POLICIES.

------------------
Proposal 3.	APPROVAL OR DISAPPROVAL OF A 12B-1 PLAN
ENTITLED DISTRIBUTION ASSISTANCE, PROMOTION, AND
ADMINISTRATIVE SERVICE PLAN TO REPLACE THE PRESENT 12B-
1 PLAN


General.

	The Meeting has also been called for the purpose of considering a new 12b-1 Plan entitled Distribution
Assistance, Promotion, and Administrative Service Plan,
(the "New Plan")  pursuant to rule 12b-1 under the 40
Act. The existing Distribution Assistance, Promotion, and Administrative Service Plan (the "Existing Plan") has been adopted by the Fund, Choice Investments, Inc., the Funds Distributor (the "Distributor"), and the
Advisor.  Pursuant to the Existing and New 12b-1 Plans,
The Fund will contribute .25% of average daily net assets of the Fund during its fiscal year to the Distributor for the purposes set forth in the Plans.
Subject to shareholder approval, the amount of money charged to shareholders will not change as a percentage of daily net assets from the Existing Plan.

Existing Plan.

	The Existing Plan, as described in paragraph 4(A) of the Distribution Agreement and as referenced in the Prospectus, provides for Texas Capital Value Funds assets to be used to help finance the distribution of Fund shares. Under the Existing Plan, .25% of average daily net assets are paid either monthly or quarterly, in arrears, to the Distributor. Of the .25%, .15% of average daily net assets should be considered a service fee received by the selling broker on an annual basis for providing the investor with continuing service as set forth in the prospectus.

New Plan.

	A form of the New Plan is attached to this Proxy
Statement, as Exhibit B, and the description set forth in this Proxy Statement of the New Plan is qualified in its entirety by reference to Exhibit B. Under the New
Plan, .25% of average daily net assets are paid either monthly or quarterly, in arrears, to the Distributor.
In accordance with the new Distribution Agreement signed between Choice Investments Inc. and Texas
Capital Value Funds, Inc., approved by the Funds Board of Directors on September 18th, 1997, the .25% 12b-1 charge will be paid to the selling broker on an annual basis for providing the investor with continuing service as set forth in the prospectus.


Background and Discussion of Proposal 3

Rule 12b-1 of the General Rules and Regulations of the 40 Act permits a mutual fund to act as its own distributor and to pay distribution expenses directly.
Prior to adoption of that rule, mutual funds were not permitted to bear the cost of distribution expenses.
In general, Rule 12b-1 defines distribution expenses as those expenses primarily intended to result in sale of Fund shares.

Among other things, Rule 12b-1 requires that the Directors, in the exercise of their reasonable business judgment and in light of their fiduciary duties, determine that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.
Rule 12b-1 also requires that the Plan be submitted to shareholders for their approval and that continuance of the Plan be approved at least annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any related contracts, by vote cast in person at a meeting called for that purpose. The
Advisor must prepare reports for the Board of Directors on a quarterly basis showing the amounts paid for the various distribution categories of expense, the purpose of such payments, and the amount and purpose of any payment made pursuant to the Plan in promoting the sale of the Funds shares.

As required by 12b-1, implementation of the New Plan requires approval by a majority of the Directors, including a majority of Directors who are not interested persons of the Advisor and who have no direct or indirect financial interest in the operation of the Plan. The Funds "non-interested" directors unanimously approved proposing this revised Plan at their meeting held in person on September 18th, 1997.

Board of Directors Considerations

At the meeting held on September 18th, 1997, the Board considered a number of factors in reviewing and analyzing the new and existing Plans, including the terms and payment levels contained in other 12b-1 plans adopted by other mutual funds. It determined that the terms of the New Plan were beneficial to shareholders as its ongoing costs to the Fund were minimal. It acknowledged that future competition may provoke the Board to consider revising the Plan at some future date to use more Fund assets to pay for distribution expenses, but any such change would have to be submitted to and approved by the shareholders before it could be affected. Other non-material amendments to the Plan may be adopted by majority vote of the Funds
Board of Directors, including a majority of Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any related contracts.
(Actually, the change between the New and Existing
Plans constitutes a non-material change, but management chose to submit the New Plan to shareholders for their approval, since it was already calling a special meeting of shareholders to consider the new investment advisory contract due to pending assignment of the present contract.) Once adopted, the Plan may be terminated at any time by a majority vote of the Board of Directors, including a majority vote of its Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or any related agreements. It may also be terminated by FACM or by a vote of the Funds outstanding voting securities. All underlying agreements relating to implementation of the Plan will be subject to termination on 60 days notice without penalty and any such agreement will automatically terminate, as will the Plan itself, in the event of assignment of the Investment Advisory Contract (as
"assignment" is defined in the 40 Act.)

The Board of Directors concluded that the New Plan, if adopted by shareholders would benefit both present shareholders and those who invest in the Fund in the future since increasing the size of the Fund is likely to increase the Funds available yield to the benefit of all shareholders by spreading expenses over a larger asset base.

Based on the foregoing, the Funds Directors have determined that in exercise of their reasonable business judgment and in light of their fiduciary duties there is a reasonable likelihood that the adoption of the New Plan under Rule 12b-1 will benefit the Fund and its shareholders, although there can be no assurance that such benefits will be realized.
Certainly, it will not cost the Fund more as a percentage of assets than it presently costs under the Existing Plan

THE BOARD OF DIRECTORS OF THE FUND RECOMMEND THAT
SHAREHOLDERS OF THE FUND APPROVE THE 12b-1 PLAN
ENTITLED DISTRIBUTION ASSISTANCE, PROMOTION, AND
ADMINISTRATIVE SERVICE PLAN TO REPLACE THE PRESENT 12B-
1 PLAN AT NO ADDITIONAL PERCENTAGE COST TO SHAREHOLDERS

----------------------

Shareholder Proposals

The Meeting is a special meeting of shareholders.  The
Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders.
Shareholders who wish to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send a written proposal to Eric Barden, secretary of the Fund, 1600 West 38th Street Ste. 412,
Austin, TX 78731.

Reports to Shareholders

The Fund will furnish, without charge, a copy of the most recent Quarterly Report upon request. Requests for such reports should be directed to the Fund at the address and telephone shown on the first page of this proxy statement or to FACM at (800) 880-0324


By order of the Board of Directors





Eric Barden, Secretary
September 19, 1997

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL
LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE.
PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.  YOU
MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE
CLOSE OF BUSINESS ON SEPTEMBER 18TH, 1997.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING
BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED
PROXY IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID
ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

---------------------------------------------
EXHIBIT LIST
---------------------------------------------
Exhibit A        Form of New Advisory Contract

                                  Investment Advisory
and Administrative Contract

THIS AGREEMENT (this "Agreement") is made this ___day of___, 1997, by and between Texas Capital Value Fund,
Inc., a Maryland corporation (the "Fund"), and First
Austin Capital Management, Inc., a Delaware corporation
(the "Investment Advisor").

WITNESSETH:

WHEREAS, the Fund engages in the business of investing and reinvesting its assets and property in various stocks and securities and the Investment Advisor engages in the business of providing investment advisory services; and

WHEREAS, the Fund has need for investment advisory services.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Advisory Services. The Investment Advisor shall render investment advisory services (the "Advisory
Services") to the Fund, subject to the supervision and direction of the Board of Directors of the Fund, for the period set forth in Paragraph 6 below on the terms set forth herein. The Investment Advisor shall render such Advisory Services and assume the obligations herein set forth, for the compensation provided in Paragraph 3(a) below. The Investment Advisor shall, for the purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent or employee of the Fund.

2.  Administrative Services.  In addition to the
Advisory Services, the Investment Advisor shall provide certain administrative support services to the Fund including establishing and maintaining shareholders' accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Fund, preparing all registration statements, prospectuses, tax returns and proxy statements, valuing the Fund's portfolio daily and calculating the daily net asset value per share, and providing such other administrative services to the Fund as the Fund may reasonably request (collectively, the "Administrative Services"). The Investment Advisor may contract with third parties to perform all or part of the Administrative Services. Notwithstanding anything contained in this Agreement to the contrary, under no circumstances shall the execution of any such third party contract be deemed an assignment by the Investment Advisor of an interest in this Agreement.

3.(a) As compensation for the services to be rendered to the Fund by the Investment Advisor under the provisions of this Agreement, the Fund shall pay to the Investment Advisor:

(i) for Advisory Services a flat fee of one percent
(1%) of the net assets of the Fund; plus additional amounts as follows:

(ii)for Administrative Services a fee equal to the sum of (i) nine-tenths percent (0.90%) of the amount of assets in the Fund between one dollar ($1.00) and five million dollars ($5,000,000), inclusive, plus (ii) three-tenths percent (0.30%) of the amount of assets in the Fund between five million and one dollars
($5,000,001.00) and thirty million dollars
($30,000,000), inclusive, plus (c) twenty-eight hundredths percent (0.28%) of the amount of assets in the Fund between thirty million and one dollars
($30,000,001) and one hundred million dollars
($100,000,000), inclusive, plus (d) twenty-five hundredths percent (0.25%) of the amount of assets in the Fund between one hundred million and one dollars
($100,000,001) and two hundred million dollars
($200,000,000), inclusive, plus (e) twenty hundredths percent (0.20%) of the amount of assets in the Fund in excess of two hundred and one million dollars
($200,000,001), inclusive (all assets in the Fund for the purposes of this Paragraph to be rounded to the nearest dollar prior to the computation of any fee owed).

Such fees shall be accrued daily and be payable monthly in arrears on the first day of each calendar month.
Accruals of fees to the Investment Advisor shall begin on the execution date of this Agreement.

  (b) Costs. All Fund costs, with the exception of extraordinary legal expenses (as determined by the Board of Directors of the Fund), brokerage commissions, custodial charges based upon transactions in the portfolio of the Fund and marketing expenses, will be borne by the Investment Advisor as part of this Agreement. In addition, the Investment Advisor shall absorb all the organization costs for the Fund as determined by the Board of Directors of the Fund.
   In the conduct of the respective businesses of the parties hereto and in the performance of this Agreement, the Fund and the Investment Advisor may share common facilities and personnel common to each.
The entire cost to the Fund for the use of common facilities and personnel will be borne by the Advisor as part of this Agreement.
	If any Fund costs which the Investment Advisor has agreed to bear hereunder are incurred by the Fund pursuant to separate agreements with third parties, the Fund shall provide the Investment Advisor with copies of such agreements and any amendments thereto and shall either bill the Investment Advisor for the costs insured by the Fund thereunder or direct the Investment
Advisor to pay any such costs incurred directly to the third parties involved as provided by the applicable agreements.


4. Non-Exclusive. The services to be rendered by the Investment Advisor to the Fund under this Agreement are not to be deemed to be exclusive, and the Investment
Advisor shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. If its ability becomes so impaired, as determined by the Fund in its sole and absolute discretion, the Fund shall notify the Investment
Advisor of same and this Agreement shall automatically terminate upon the receipt by the Investment Advisor of such notice. Such automatic termination shall be upon the same terms and conditions as provided for other terminations pursuant to the last sentence of Paragraph
7 below.

5. Interested Parties. It is understood and agreed that directors, officers, employees, agents and shareholders of the Fund may be interested in the Investment Advisor as directors, officers, employees, agents and shareholders of the Investment Advisor.
Similarly, directors, officers, employees, agents and shareholders of the Investment Advisor may be interested in the Fund as directors, officers, employees, agents and shareholders of the Fund.
Furthermore, the Investment Advisor itself may be interested in the Fund as a shareholder or otherwise of the Fund. It is understood and agreed that directors, officers, employees, agents and shareholders of the Investment Advisor may continue as directors, officers, employees, agents and shareholders of the Fund and vice versa; that the Investment Advisor, its directors, officers, employees, agents and shareholders may engage in other business, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Fund, or to any other investment company, corporation, association, firm or individual, subject to the provisions of Paragraph 4 above. The parties agree that the

Investment Advisor has a proprietary interest in the names "Texas Capital Value Funds, Inc." and "Value and
Growth Portfolio", and the Fund agrees to promptly take any and all necessary action to remove the names "Texas
Capital Value Funds, Inc." and "Value and Growth
Portfolio" from its corporate name and from the name of any of its funds upon receipt of written request therefor from the Investment Advisor.

6. Term. Notwithstanding the date of this Agreement first above written, the effective date of this Agreement (the "Effective Date") shall be the effective date of that certain Registration Statement on Form N-
1A of the Fund, filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. Thereafter, this Agreement shall continue in effect for one year from the Effective
Date. Such term may be extended annually for additional periods of one year provided that each such extension is approved at least annually by a vote of the Fund's Board of Directors. Such vote shall be cast in person at a meeting called for the purpose of voting on such approval, and shall include the votes of a majority of the Directors who are not parties to this Agreement or interested persons of any such party.

7. Termination. This Agreement may be terminated at any time upon sixty (60) days prior written notice, without the payment of any penalty, by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. This
Agreement shall automatically terminate in the event of its assignment by the Investment Advisor or the Fund
(within the meaning of the Investment Company Act of 1940 (the "1940 Act")), which shall be deemed to include a transfer of control of the Investment Advisor or the Fund, respectively, unless an exemption from such automatic termination is granted by order or rule of the Securities and Exchange Commission. Upon the termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation to respond to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Fund to pay to the Investment Advisor the fee provided in Paragraph 3(a) above, prorated to the date of termination, and (iii) the obligation of the Investment Advisor to bear the costs provided for in Paragraph 3(b) above, prorated to the date of termination (if applicable).

8. Assignment. This Agreement shall terminate automatically in the event of its whole or partial assignment by the Investment Advisor or the Fund as provided in Paragraph 7 above.

9.  Fidelity Bond.  As part of this Agreement, the
Investment Advisor shall bear the cost of the fidelity bond required to be maintained by the Fund for employees, officers, or directors of the Investment
Advisor who have access to the Fund's securities or cash. Such bond must protect the Fund against loss from larceny and embezzlement under the Act, and, in compliance with Rule 17g-1 under the 1940 Act, must be approved both in form and amount by a majority of the independent directors of the Fund at least annually with due consideration given to (a) the value of the Investment Advisor's aggregate assets, (b) the type of custody arrangements employed, and (c) the nature of the securities owned. Additionally, the Investment

Advisor shall bear the cost, if any, for Employee and Officer/Director and Officer (E&O/D&O) liability insurance covering the Investment Advisor in favor of the Fund. Under the terms of this Agreement, there is no initial requirement that E&O/D&O insurance be purchased, but if the Board of Directors of the Fund ever requires in its sole and absolute discretion that it be carried, or if the Investment Advisor decides, unilaterally, to carry it, then such cost shall be borne by the Investment Advisor and such insurance, if required to be carried by the Fund's Board of Directors, shall be in such amount and for such a term as the Board may reasonably require. The Investment
Advisor shall not be liable for any error of judgement or of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

10. Notices. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to the party to be notified at the following applicable address:

	The Fund:

	Texas Capital Value Funds, Inc.
	1600 West 38th Street, Suite 412
	Austin, Texas  78731

	The Investment Advisor:

	First Austin Capital Management, Inc.
	1600 West 38th Street, Suite 412
	Austin, Texas  78731

	Either party may specify a different address for notice purposes by written notice to the other.

11. Governing Law. This Agreement is executed and delivered in the State of Texas and shall be governed by the laws of Texas and the 1940 Act.

12. Entire Agreement. This Agreement constitutes the entire agreement between the parties and terminates and supersedes all prior understandings or agreements on the subject matter hereof. No conditions or warranties shall be implied herefrom unless expressly set forth herein. The Fund and the Investment Advisor each acknowledge that the terms and conditions of this Agreement, and each of them, are reasonable and fair and equitable. This Agreement may be modified only by a future writing that is duly executed by both parties.

13. Severability. If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.
14. Waiver. Waiver by either party of any breach of any term, covenant or condition in this Agreement shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of each party to insist on the performance of the other party in strict accordance with said terms.

15. Time Is of the Essence. Time is of the essence of this Agreement.

16. Attorneys' Fees. In the event of any litigation or arbitration between the parties with respect to this Agreement, all costs and expenses, including, without limitation, actual professional fees such as accountants' and attorneys' fees, incurred by the prevailing party, shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgement.

17. Mandatory Arbitration. All disputes arising under this Agreement shall be arbitrated pursuant to the Commercial Arbitration Rules of the American
Arbitration Association.
18. Independent Counsel. The parties acknowledge that they have had the opportunity to consult with independent counsel of their own choosing in the negotiation and execution of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date and year first above written.

Texas Capital Value Fund, Inc.,
a Maryland corporation




By______________________________
	Mark A. Coffelt, President


First Austin Capital Management, Inc.,
a Delaware corporation



By_____________________________
	Mark A. Coffelt, President


---------------------------------------------
Exhibit B - Comparison of Investment Policies
		as described in the Statement of
		Additional Information

Existing Investment Policies

TEXAS CAPITAL VALUE FUNDS, INC.
Statement of Additional Information
dated January 31, 1997

1600 W 38th Avenue, Suite 412 Austin, TX 78731
(512) 458-8165

General Marketing: 888-839-4769
Shareholder Information: 800-628-4077

This Part B sets forth additional information about the Value & Growth Portfolio, and the Growth & Income
Portfolio (each individually a "Fund", or collectively, the "Funds" or "Fund(s)"). Each Fund is a non-diversified, open-end investment series of the Texas
Capital Value Funds, Inc.
This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus dated January 31, 1997. To obtain a
Prospectus, please call the Fund(s) at (888) TEX-GROW.
Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.
Table of Contents/Cross Reference Page in Prospectus
INVESTMENT OBJECTIVE AND POLICIES 2/3
DIRECTORS & OFFICERS 8/5
BOARD OF DIRECTORS COMPENSATION TABLE 10
CONTROL PERSONS 11
INVESTMENT ADVISORS 11/5
PORTFOLIO TURNOVER 12/4
PORTFOLIO TRANSACTIONS AND BROKERAGE 12/
DISTRIBUTION OF THE FUND(S) 13/8
PERFORMANCE INFORMATION 13
TAX STATUS 15/12
NET ASSET VALUE 18/14
CAPITAL STRUCTURE 19/14
HOW TO REDEEM SHARES 20/10
RATINGS OF INVESTMENT SECURITIES 21

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Fund(s), the Advisors, or the Distributor. This Statement of Additional
Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

INVESTMENT OBJECTIVE AND POLICIES
Each Fund has a unique investment objective although there are some aspects common to all of the Fund(s).
Common Characteristics: For all the Fund(s), purchase of issues will be primarily, but not exclusively, listed issues and American Depository Receipts on the on the New York, American and NASDAQ exchanges and may include up to 33% foreign based companies.

The Advisor does not use techniques such as borrowing, hedging, or short sales in the management of the Fund(s). The Fund(s) make no use of derivatives.
Under normal circumstances, each Fund will have virtually all of its assets invested in equity securities. However, for temporary defensive purposes, each Fund may hold cash, money market instruments, notes or bonds, or enter into repurchase agreements, all of which will be of investment grade as determined by Moodys Investors Service, Inc. or Standard &
Poors Corporation rating agencies.
Unique Characteristics of the Value & Growth Portfolio and Growth & income Portfolio. Each Funds primary investment objective is capital appreciation through the investment in common stocks and securities convertible into common stocks. For the Value & Growth
Portfolio no consideration is given to income of the Fund(s) holdings.
For the Growth & Income Portfolio, the Advisor does take into consideration the income of Fund holdings.
For both Funds, the Advisor will employ highly structured, computer driven, quantitative strategies to endeavor to find companies that are likely to perform well. Such strategies are different than the strategies most advisors use to select stocks in that the Advisor will give little or no weight to qualitative factors of securities considered for purchase. Fundamental ratios such as the price of a stocks relative to its earnings (price-to-earnings), the price of a stock relative to its cashflow (price-to-cashflow) and the price of a stock relative to its bookvalue or net worth (price-to-book) weigh heavily in the selection process.
For the Growth & Income Portfolio, the ratio of the prices of a stocks relative to its dividend yield is considered.
Most of the securities selected are likely to have much lower ratios in at least one of the above categories than the market in general. Academic research and studies have shown that portfolios with the characteristics of low price-to-earnings, low price-to-cashflow and low price-to-book ratios may be associated with higher investment rates of return over long periods of time. Such an investment strategy may also be subject to greater investment risk.
While the quantitative strategy the Advisor plans to use does not specifically screen for small companies, test results have shown a large percentage of companies selected for the Value & Growth Portfolio had market capitalizations of less than a billion dollars.
Smaller companies have historically performed better than larger companies over long periods, but also have historically shown higher volatility than larger companies.
Non-diversification Policy. Each Fund is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Each Fund, therefore, may be more susceptible than a more widely diversified fund to a single economic, political or regulatory occurrence. Each Fund seeks only diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-
Chapter M of the Internal Revenue Code.

Investment Restrictions

The Fund(s) have adopted and will follow certain
investment policies set forth below, which are
fundamental and may not be changed without shareholder
approval.
(a)	Each Fund may not invest more than 25% of its
total assets in the securities of issuers in any one
industry.  This restriction does not apply to
investments by a Fund in securities of the U.S.
Government or its agencies or instrumentalities.
(b)	Each Fund may not issue senior securities or
borrow money except for temporary purposes in amounts
up to 10% of its net assets (including the amount
borrowed) less liabilities (not including the amount
borrowed) at the time of such borrowing, provided that
collateral arrangements with respect to permitted
instruments shall not be deemed to entail the issuance
of senior securities if appropriately covered.  Each
Fund will not make any investments while outstanding
borrowings exceed 5% of the value of its total assets.
(c)	Each Fund may not make loans, although it may
invest in debt securities, enter into repurchase
agreements and lend its portfolio securities.
(d)	Each Fund may not invest in securities or other
assets that the Board of Directors determines to be
illiquid if more than 15% of the Fund(s)s net assets
would be invested in such securities.
(e)	Each Fund may not (i) purchase or sell commodities
or commodities contracts (including financial futures
and related options), (ii) invest in oil, gas, or
mineral exploration or development programs or leases,
or (iii) purchase securities on margin, except for such
short-term credit as may be necessary for the clearance
of transactions and except for borrowings in amounts
not exceeding 10% of its net assets.
(f)	Each Fund may not purchase or sell real estate or
make real estate mortgage loans or invest in real
estate limited partnerships, except that each Fund may
purchase or sell securities issued by entities in the
real estate industry or instruments backed by real
estate such as, but not limited to, Real Estate
Investment Trusts (R.E.I.Ts).
(g)	Each Fund may not act as an underwriter of
securities issued by others, except to the extent it
may be deemed to be an underwriter in connection with
the disposition of Fund securities of each Fund.
(h)	The investment in warrants, valued at the lower of
cost or market, may not exceed 5.0% of the value of each Funds net assets. Included within that amount, but not to exceed 2.0% of the value of each Funds net assets, may be warrants which are not listed on the New
York or American Stock Exchange. Warrants acquired by each Fund in units or attached to securities may be deemed to be without value.

The foregoing restrictions may not be changed for any
Fund without the approval of a majority of that Funds
outstanding voting securities.  As used in this
Statement of Additional Information, a majority of the
Fund(s) outstanding voting securities means the lesser
of (a) more than 50% of its outstanding voting
securities, or (b)  67% or more of the voting
securities present at a meeting at which more than 50%
of the outstanding voting securities are present or
represented by proxy.  The Fund(s) investment
objectives, as well as those policies and restrictions
which are not fundamental, may be modified by the Board
of Directors without shareholder approval if, in the
reasonable exercise of the Board of Directors business
judgment, modification is determined to be necessary
or appropriate to carry out the Fund(s) objectives.
However, the Fund(s) will not change its investment
policies or restrictions without written notice to
shareholders.
In order to permit the sale of the Fund(s) shares in
certain states, the Fund(s) may make commitments with
respect to the Fund(s) which are more restrictive than
the investment policies listed above and in the
Prospectus.  Should the Fund(s) determine that any
commitment made to permit the sale of the Fund(s)
shares in any state is no longer in the best interests
of the Fund(s), it will revoke the commitment by
terminating sales of the Fund(s) shares in the state
involved.
In order to meet the requirements of the State of
California, the Board has adopted and the shareholders
have approved the following additional restriction,
which shall be deemed fundamental from the date of this
Part B, for all the Fund(s).
(i)  Each Fund shall not invest in other open ended
management investment companies.
Further Information on the Nature of the Fund(s)s
Investments:
General Characteristics of Convertible Securities.  The
Fund(s) may invest only in high grade convertible
securities, that is, bonds, notes, debentures,
preferred stocks and other securities which are
convertible into common stocks.  "High grade"
securities are those rated within the three highest
ratings categories of Standard & Poors Corporation
("S&P") or Moodys Investors Service, Inc. ("Moodys")
or that are determined by the investment advisor to be
of equivalent quality.   Investments in convertible
securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.
Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.
While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.
However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.
General Characteristics of Foreign Securities.
Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Fund(s)s may be subject to greater price fluctuation than securities of U.S. companies.
Most foreign stock markets are not as large or liquid as in the United States. Furthermore, the fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S.
exchanges and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.
Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund(s) are uninvested and no return is earned thereon. The inability of the Fund(s) to make intended security purchases due to settlement problems could cause the Fund(s) to miss attractive investment opportunities.
Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund(s) due to subsequent declines in value of the portfolio security or, if the Fund(s) have entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Further, the Fund(s) may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments can also levy confiscatory taxes, expropriate assets, and limit repatriations of assets.
Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. It may be more difficult for the Fund(s) agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Because investments in foreign securities will usually involve currencies of foreign countries and because the Fund(s) may hold foreign currencies, the value of the assets of the Fund(s) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund(s) may incur costs in connection with conversions between various currencies.
Although the Fund(s) values its assets daily in terms of U.S. dollars, the Fund(s) do not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund(s) at one rate, while offering a lesser rate of exchange should the Fund(s) desire to resell that currency to the dealer. The Fund(s) will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.
General Characteristics of Securities Lending.
In compliance with Securities and Exchange Commission guidelines, any loans by the Fund(s) of securities in its portfolio would be required to be secured with collateral (consisting of any combination of U.S.
currency, securities issued or guaranteed by the United
States Government or any agency thereof, or irrevocable letters of credit or other debt securities issued by entities rated within the two highest grades assigned by S&P or Moodys or which are determined by the investment advisor to be of equivalent quality).
The borrower must agree to add to such collateral to cover increases in the market value of the loaned securities and the Fund(s) must be entitled to terminate any loan at any time, with the borrower obligated to redeliver borrowed securities within five trading days. The borrower must agree that the Fund(s) will receive all dividends, interest or other distributions on loaned securities and the Fund(s) must be able to vote loaned securities whenever the right to vote is material to the Fund(s)s performance.
Investment in Unseasoned Issuers.
The Fund(s) may invest in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business, if such purchase would not cause the value of the Fund(s)s investments in all such companies to exceed 5% of the value of its net assets.



-----------------------
New Investment Policies
TEXAS CAPITAL VALUE FUNDS, INC.
Statement of Additional Information
dated September 18, 1997

1600 W 38th Avenue, Suite 412 Austin, TX 78731
(512) 458-8165

General Marketing: 888-TEX-GROW
Shareholder Information: 800-628-4077

This Part B sets forth additional information about the Value & Growth Portfolio, and the Growth & Income
Portfolio (each individually a "Fund", or collectively, the "Funds" or "Fund(s)"). Each Fund is a non-diversified, open-end investment series of the Texas
Capital Value Funds, Inc.
This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus dated January 31, 1997. To obtain a
Prospectus, please call the Fund(s) at (888) TEX-GROW.
Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.
Table of Contents/Cross Reference Page in Prospectus
INVESTMENT OBJECTIVE AND POLICIES 2/3
DIRECTORS & OFFICERS 8/5
BOARD OF DIRECTORS COMPENSATION TABLE 10
CONTROL PERSONS 11
INVESTMENT ADVISORS 11/5
PORTFOLIO TURNOVER 12/4
PORTFOLIO TRANSACTIONS AND BROKERAGE 12/
DISTRIBUTION OF THE FUND(S) 13/8
PERFORMANCE INFORMATION 13
TAX STATUS 15/12
NET ASSET VALUE 18/14
CAPITAL STRUCTURE 19/14
HOW TO REDEEM SHARES 20/10
RATINGS OF INVESTMENT SECURITIES 21

No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Fund(s), the Advisors, or the Distributor. This Statement of Additional
Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

INVESTMENT OBJECTIVE AND POLICIES
Each Fund has a unique investment objective although there are some aspects common to all of the Fund(s).
Common Characteristics: For all the Fund(s), purchase of issues will be primarily, but not exclusively, listed issues and American Depository Receipts on the on the New York, American and NASDAQ exchanges and may include up to 33% foreign based companies.

The Advisor does not use techniques such as borrowing, hedging, or short sales in the management of the Fund(s). The Fund(s) make no use of derivatives.
Under normal circumstances, each Fund will have virtually all of its assets invested in equity securities. However, for temporary defensive purposes, each Fund may hold cash, money market instruments, notes or bonds, or enter into repurchase agreements, all of which will be of investment grade as determined by Moodys Investors Service, Inc. or Standard &
Poors Corporation rating agencies.
Unique Characteristics of the Value & Growth Portfolio and Growth & income Portfolio. Each Funds primary investment objective is capital appreciation through the investment in common stocks and securities convertible into common stocks. For the Value & Growth
Portfolio no consideration is given to income of the Fund(s) holdings.
For the Growth & Income Portfolio, the Advisor does take into consideration the income of Fund holdings.
For both Funds, the Advisor will employ highly structured, computer driven, quantitative strategies to endeavor to find companies that are likely to perform well. Such strategies are different than the strategies most advisors use to select stocks in that the Advisor will give little or no weight to qualitative factors of securities considered for purchase. Fundamental ratios such as the price of a stocks relative to its earnings (price-to-earnings), the price of a stock relative to its cashflow (price-to-cashflow) and the price of a stock relative to its bookvalue or net worth (price-to-book) weigh heavily in the selection process.
For the Growth & Income Portfolio, the ratio of the prices of a stocks relative to its dividend yield is considered.
Most of the securities selected are likely to have much lower ratios in at least one of the above categories than the market in general. Academic research and studies have shown that portfolios with the characteristics of low price-to-earnings, low price-to-cashflow and low price-to-book ratios may be associated with higher investment rates of return over long periods of time. Such an investment strategy may also be subject to greater investment risk.
While the quantitative strategy the Advisor plans to use does not specifically screen for small companies, test results have shown a large percentage of companies selected for the Value & Growth Portfolio had market capitalizations of less than a billion dollars.
Smaller companies have historically performed better than larger companies over long periods, but also have historically shown higher volatility than larger companies.
Non-diversification Policy. Each Fund is classified as being non-diversified which means that it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Each Fund, therefore, may be more susceptible than a more widely diversified fund to a single economic, political or regulatory occurrence. Each Fund seeks only diversification for adequate representation among what it considers to be the best performing securities and to maintain its federal non-taxable status under Sub-
Chapter M of the Internal Revenue Code.

Investment Restrictions

The Fund(s) have adopted and will follow certain
investment policies set forth below, which are
fundamental and may not be changed without shareholder
approval.
(a)	Each Fund may not invest more than 25% of its
total assets in the securities of issuers in any one
industry.  This restriction does not apply to
investments by a Fund in securities of the U.S.
Government or its agencies or instrumentalities.
(b)	Each Fund may not issue senior securities or
borrow money except for temporary purposes in amounts
up to 33 1/3% of its net assets (including the amount
borrowed) less liabilities (not including the amount
borrowed) at the time of such borrowing, provided that
collateral arrangements with respect to permitted
instruments shall not be deemed to entail the issuance
of senior securities if appropriately covered.  Each
Fund will not make any investments while outstanding
borrowings exceed 5% of the value of its total assets.
(c)	Each Fund may not make loans, although it may
invest in debt securities, enter into repurchase
agreements and lend its portfolio securities.
(d)	Each Fund may not invest in securities or other
assets that the Board of Directors determines to be
illiquid if more than 15% of the Fund(s)s net assets
would be invested in such securities.
(e)	Each Fund may not (i) purchase or sell commodities
or commodities contracts (including financial futures
and related options), (ii) invest in oil, gas, or
mineral exploration or development programs or leases,
or (iii) purchase securities on margin, except for such
short-term credit as may be necessary for the clearance
of transactions and except for borrowings in amounts
not exceeding 33 1/3% of its net assets.
(f)	Each Fund may not purchase or sell real estate or
make real estate mortgage loans or invest in real
estate limited partnerships, except that each Fund may
purchase or sell securities issued by entities in the
real estate industry or instruments backed by real
estate such as, but not limited to, Real Estate
Investment Trusts (R.E.I.Ts).
(g)	Each Fund may not act as an underwriter of
securities issued by others, except to the extent it
may be deemed to be an underwriter in connection with
the disposition of Fund securities of each Fund.
(h)	The investment in warrants, valued at the lower of
cost or market, may not exceed 5.0% of the value of each Funds net assets. Included within that amount, but not to exceed 2.0% of the value of each Funds net assets, may be warrants which are not listed on the New
York or American Stock Exchange. Warrants acquired by each Fund in units or attached to securities may be deemed to be without value.

The foregoing restrictions may not be changed for any
Fund without the approval of a majority of that Funds
outstanding voting securities.  As used in this
Statement of Additional Information, a majority of the
Fund(s) outstanding voting securities means the lesser
of (a) more than 50% of its outstanding voting
securities, or (b)  67% or more of the voting
securities present at a meeting at which more than 50%
of the outstanding voting securities are present or
represented by proxy.  The Fund(s) investment
objectives, as well as those policies and restrictions
which are not fundamental, may be modified by the Board
of Directors without shareholder approval if, in the
reasonable exercise of the Board of Directors business
judgment, modification is determined to be necessary
or appropriate to carry out the Fund(s) objectives.
However, the Fund(s) will not change its investment
policies or restrictions without written notice to
shareholders.
In order to permit the sale of the Fund(s) shares in
certain states, the Fund(s) may make commitments with
respect to the Fund(s) which are more restrictive than
the investment policies listed above and in the
Prospectus.  Should the Fund(s) determine that any
commitment made to permit the sale of the Fund(s)
shares in any state is no longer in the best interests
of the Fund(s), it will revoke the commitment by
terminating sales of the Fund(s) shares in the state
involved.
In order to meet the requirements of the State of
California, the Board has adopted and the shareholders
have approved the following additional restriction,
which shall be deemed fundamental from the date of this
Part B, for all the Fund(s).
(i)  Each Fund shall not invest in other open ended
management investment companies.
Further Information on the Nature of the Fund(s)s
Investments:
General Characteristics of Convertible Securities.  The
Fund(s) may invest only in high grade convertible
securities, that is, bonds, notes, debentures,
preferred stocks and other securities which are
convertible into common stocks.  "High grade"
securities are those rated within the three highest
ratings categories of Standard & Poors Corporation
("S&P") or Moodys Investors Service, Inc. ("Moodys")
or that are determined by the investment advisor to be
of equivalent quality.   Investments in convertible
securities may provide incidental income through interest and dividend payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.
Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.
While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer.
However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.
General Characteristics of Foreign Securities.
Foreign securities involve certain inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer or the country of issue, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in investment or exchange control regulations. As a result of these and other factors, foreign securities purchased by the Fund(s)s may be subject to greater price fluctuation than securities of U.S. companies.
Most foreign stock markets are not as large or liquid as in the United States. Furthermore, the fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S.
exchanges and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States.
Investors should recognize that foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund(s) are uninvested and no return is earned thereon. The inability of the Fund(s) to make intended security purchases due to settlement problems could cause the Fund(s) to miss attractive investment opportunities.
Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund(s) due to subsequent declines in value of the portfolio security or, if the Fund(s) have entered into a contract to sell the security, could result in a possible liability to the purchaser. Payment for securities without delivery may be required in certain foreign markets. Further, the Fund(s) may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Foreign governments can also levy confiscatory taxes, expropriate assets, and limit repatriations of assets.
Typically, there is less publicly available information about a foreign company than about a U.S. company, and foreign companies may be subject to less stringent reserve, auditing and reporting requirements. It may be more difficult for the Fund(s) agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates portfolio securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Because investments in foreign securities will usually involve currencies of foreign countries and because the Fund(s) may hold foreign currencies, the value of the assets of the Fund(s) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund(s) may incur costs in connection with conversions between various currencies.
Although the Fund(s) values its assets daily in terms of U.S. dollars, the Fund(s) do not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund(s) at one rate, while offering a lesser rate of exchange should the Fund(s) desire to resell that currency to the dealer. The Fund(s) will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.
General Characteristics of Securities Lending.
In compliance with Securities and Exchange Commission guidelines, any loans by the Fund(s) of securities in its portfolio would be required to be secured with collateral (consisting of any combination of U.S.
currency, securities issued or guaranteed by the United
States Government or any agency thereof, or irrevocable letters of credit or other debt securities issued by entities rated within the two highest grades assigned by S&P or Moodys or which are determined by the investment advisor to be of equivalent quality).
The borrower must agree to add to such collateral to cover increases in the market value of the loaned securities and the Fund(s) must be entitled to terminate any loan at any time, with the borrower obligated to redeliver borrowed securities within five trading days. The borrower must agree that the Fund(s) will receive all dividends, interest or other distributions on loaned securities and the Fund(s) must be able to vote loaned securities whenever the right to vote is material to the Fund(s)s performance.
Investment in Unseasoned Issuers.
The Fund(s) may invest in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business, if such purchase would not cause the value of the Fund(s)s investments in all such companies to exceed 5% of the value of its net assets.


---------------------------------------------
Exhibit C-		The New 12b-1 Plan


Texas Capital Value Funds, Inc
Distribution Assistance, Promotion, and Administrative
Service Plan

                               30
<PLAN>

Pursuant to Rule 12b-1 Under the Investment Company Act of 1940

	This Distribution Assistance, Promotion, and
Administrative Service Plan (the "Plan") is designed to conform to the requirements of Rules 12b-1 under Investment Company Act of 1940 (the "Act") and has been adopted by Texas Capital Value Funds, Inc. (the
"Fund"), Choice Investments, Inc., the Funds
Distributor (the "Distributor") and by First Austin
Capital Management, Inc., the Funds Investment Adviser
(the "Adviser").

	The Fund, the Distributor, and the Adviser, all desire to substantially increase the sale of the Funds shares in order to (a) spread the cost of the Funds operation over a larger shareholder base and (b) permit the Fund to take advantage of certain economies of scale that are available to a funds with a larger asset base. The Directors of both the Fund and the Distributor believe that the best way to achieve this goal is for the Fund to adopt a Distribution Agreement with the Distributor and utilize a portion of its assets to pay for (1) advertising and promotion expenses of all kinds (including cooperative ads placed by brokers and dealers who have entered into written agreements with the Distributor in the future), (2) fulfillment expenses which include the cost of printing and mailing prospectuses and sales literature to prospective shareholders of the Fund, (3) sales assistance payments to brokers and dealers who already have entered or may enter into written agreements with the Fund in the future relating to the sale of Fund shares, and (4) for reimbursement and/or compensation to brokers, dealers, and other financial intermediaries such as banks and other institutions, for administrative and accounting services rendered for the accounts of Fund stockholders who purchase and redeem their shares through such banks or other institutions.

	Pursuant to this Plan, the Fund will contribute a sum of money to the Distributor for the purposes set forth above, which will equal .25% of average daily net assets of the Fund during its fiscal year. These payments will be made by the Fund from time to time, but not more often than once a month. The Adviser will be responsible for administering this Plan, providing reports on its income and disbursements to the Directors of the Fund on a continuing basis. The
Distributor will be responsible for entering into written Sales Agreements with brokers and dealers as contemplated by this Plan.

	The level of Sales Assistance payments to be made to each broker or dealer entering into a written Sales
Agreement will be set forth in the Funds prospectus.
It is contemplated that Sales Assistance payments will be made quarterly and will vary directly with the average level of Fund assets comprising the accounts of Fund shareholders who are customers of that broker or dealer.

	It is understood by the Directors of the Fund and by the Distributor that all Fund payments made to the Distributor in accordance with this Plan will not exceed (when added to other Fund operating expenses) the permissible level of Fund operating expense that is permitted pursuant to the terms of any expense limitation arrangement or undertaking in effect from time to time between the Fund and the Adviser.

                               31
<PLAN>

	The Adviser will prepare and furnish to the Funds
Board of Directors at least quarterly a written report complying with the requirements of Rule 12b-1 which sets forth all amounts expended under the Plan and the purposes for which such expenditures were made.

	It is also understood by the Fund and the Distributor that the Distributor may incur additional expenses in carrying out its duties pursuant to the Distribution Agreement between the Fund and the Distributor that will be over and above the amount that the Fund will contribute to the Distributor as described in this Plan.

	In addition, the Adviser to the Fund may at its option, and only out of the net capital or net profits of the Adviser (not out of the Funds management fee), reimburse the Fund or the Distributor for any such additional expenses used to promote, advertise, or take any other action intended to increase the assets of the Fund. The Board, in its annual review of the Advisory and Administrative Agreement, shall disregard any such marketing costs incurred by the Advisor to the Fund or the Distributor in the evaluation of the reasonableness of advisory and administrative fees incurred by the Fund.

 The Plan will become effective immediately upon approval by a majority of the Board of Directors of the Fund including a majority of the directors who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast at a meeting called for the purposes of voting on the approval of the Plan.

	The Plan will remain in effect for one year from the date it is approved by the Board of Directors of the Fund, unless earlier terminated in accordance with its terms, and thereafter may continue for successive annual periods if the Plan is approved at least annually by a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast at a meeting called for the purpose of voting on the approval of the Plan.

The Plan may be amended at any time with the approval of the Board of Directors of the Fund, provided that
(a) any material amendments of the terms of the Plan will become effective only if approved by a majority of the Board of Directors of the Fund including a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan and (b) any amendment to increase materially the amount to be expended for distribution assistance, administrative services, and advertising and other expenses designed to promote the sale of shares of the Fund pursuant to the Plan will be effective only upon the additional approval by a vote of a majority of the outstanding voting securities of the Fund.

	The Plan is terminable without penalty at any time by (a) a vote of the majority of the Directors of the Fund who are not "interested persons" (as defined in

                             32
<PLAN>

the Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, (b) a vote of a majority of the outstanding voting securities of the Fund, or (c) by the Adviser.

	All agreements with any persons relating to the implementation of the plan will be subject to termination without penalty, pursuant to the provisions of the paragraph above, and will automatically terminate in the event of their assignment.

	The Distributor is not obligated by the Plan to execute agreements with any qualified broker or dealer or financial intermediary and any termination of an agreement with broker or dealer or financial intermediary under the Plan will have no effect on similar agreements between the fund and other participating brokers or dealers or financial intermediaries pursuant to the Plan.

	While the Plan is in effect, the selection and nomination of the Directors who are not "interested persons" of the funds (as defined in the Act) will be committed to the discretion of such "disinterested"
Directors.